UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 16, 2009
(Date of earliest event reported)	April 14, 2009

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103-4298
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 14, 2009, the board of directors of our general partner, ONEOK Partners GP, L.L.C., announced a quarterly cash distribution of $1.08 per unit, effective for the first quarter 2009, resulting in an annualized cash distribution of $4.32 per unit.  The first-quarter distribution is payable on May 15, 2009, to unitholders of record as of April 30, 2009.  The quarterly cash distribution remains unchanged from the previous quarter.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated April 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	April 16, 2009	By:	/s/ Curtis L. Dinan
Executive Vice President – Chief Financial Officer and Treasurer